                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each director of AUSA Life Insurance Company, Inc. whose signature appears below constitutes and appoints Tom A. Schlossberg and Craig D. Vermie and each of them, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form N-4 under the Investment Company Act of 1940 and Securities Act of 1933 (or such other form or forms as the Securities and Exchange Commission may prescribe) relating to certain group variable annuity contracts funded by the Diversified Investors Variable Funds, a separate account of AUSA Life Insurance Company, Inc. which will be registered as a unit investment trust under the Investment Company Act of 1940, any or all amendments, including post-effective amendments, and supplements to any such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ HARRY W. ALBRIGHT                         /s/ E. KIRBY WARREN
-----------------------------------          -----------------------------------
Harry W. Albright                            E. Kirby Warren


/s/ LARRY G. BROWN                           /s/ ANDREW R. BAER
-----------------------------------          -----------------------------------
Larry G. Brown                               Andrew R. Baer


/s/ TOM A. SCHLOSSBERG                      /s/ WILLIAM L. BUSLER
-----------------------------------         -----------------------------------
Tom A. Schlossberg                          William L. Busler


/s/ PATRICK E. FALCONIO                    /s/ JACK R. DYKHOUSE
-----------------------------------        ------------------------------------
Patrick E. Falconio                        Jack R. Dykhouse


/s/ CARL T. HANSON                         /s/ STEVEN E. FRUSHTICK
-----------------------------------        ------------------------------------
Carl T. Hanson                             Steven E. Frushtick


/s/ VERA F. MIHAIC                         /s/ DOUGLAS C. KOLSRUD
-----------------------------------        ------------------------------------
Vera F. Mihaic                             Douglas C. Kolsrud


/s/ B. LARRY JENKINS                       /s/ PETER P. POST
-----------------------------------        ------------------------------------
B. Larry Jenkins                           Peter P. Post


/s/ COR H. VERHAGEN
-----------------------------------
Cor H. Verhagen

                               POWER OF ATTORNEY


        The undersigned hereby constitutes and appoints Tom A. Schlossberg, Robert F. Colby, Alfred C. Sylvain and John F. Hughes, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement, and any and all amendments thereto, filed by The Diversified Investors Funds Group (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Company to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of January, 1995.



                                        /s/ Tom A. Schlossberg
                                        --------------------------------------
                                            Tom A. Schlossberg



STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF NEW YORK      )

On the 25th day of January, 1995, before me personally came Tom Schlossberg to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed same.

                                        [SEAL]

                                /s/ Catherine A. Mohr

                               POWER OF ATTORNEY


        The undersigned hereby constitutes and appoints Tom A. Schlossberg, Robert F. Colby, Alfred C. Sylvain and John F. Hughes, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement, and any and all amendments thereto, filed by The Diversified Investors Funds Group (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Company to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of January, 1995.



                                        /s/ Donald E. Flynn
                                        --------------------------------------
                                            Donald E. Flynn



STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF NEW YORK      )

On the 25th day of January, 1995, before me personally came Donald E. Flynn to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed same.

                                        [SEAL]

                                /s/ Catherine A. Mohr

                               POWER OF ATTORNEY


        The undersigned hereby constitutes and appoints Tom A. Schlossberg, Robert F. Colby, Alfred C. Sylvain and John F. Hughes, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement, and any and all amendments thereto, filed by The Diversified Investors Funds Group (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Company to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of January, 1995.



                                        /s/ Joyce Narden
                                        --------------------------------------
                                            Joyce Narden



STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF NEW YORK      )

On the 25th day of January, 1995, before me personally came Joyce Narden to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed same.

                                        [SEAL]

                                 /s/ Catherine A. Mohr

                               POWER OF ATTORNEY


        The undersigned hereby constitutes and appoints Tom A. Schlossberg, Robert F. Colby, Alfred C. Sylvain and John F. Hughes, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement, and any and all amendments thereto, filed by The Diversified Investors Funds Group (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Company to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of January, 1995.



                                        /s/ Robert L. Lindsay
                                        --------------------------------------
                                            Robert L. Lindsay



STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF NEW YORK      )

On the 25th day of January, 1995, before me personally came Robert L. Lindsay to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed same.

                                        [SEAL]

                                 /s/ Catherine A. Mohr

                               POWER OF ATTORNEY


        The undersigned hereby constitutes and appoints Tom A. Schlossberg, Robert F. Colby, Alfred C. Sylvain and John F. Hughes, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement, and any and all amendments thereto, filed by The Diversified Investors Funds Group (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Company to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of January, 1995.



                                        /s/ Nikhil Malvania
                                        --------------------------------------
                                            Nikhil Malvania



STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF NEW YORK      )

On the 25th day of January, 1995, before me personally came Nikhil Malvania to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed same.

                                        [SEAL]

                                /s/ Catherine A. Mohr